Exhibit 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement, dated as of September 9, 2019 (this “Amendment”), is among HESKA CORPORATION, DIAMOND ANIMAL HEALTH, INC. and HESKA IMAGING, LLC (the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITAL

The Borrower, any other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of July 27, 2017 (as it may be amended or modified from time to time, the “Credit Agreement”). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.
AMENDMENTS.

Upon the satisfaction of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

1.1    The following new definitions are added to Section 1.01 of the Credit Agreement:

“Blocked Collateral Account” is defined in Section 5.14.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or

(iii)	(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).
“Covered Party” has the meaning assigned to it in Section 9.20.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Fourth Amendment” means the Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” means the later of September 9, 2019, and the first date the Senior Convertible Notes are issued under the Indenture.

“Indenture” means the indenture, to be dated as of the date of initial issuance of the Senior Convertible Notes, between the Company and U.S. Bank National Association, as trustee, pursuant to which any Senior Convertible Notes are to be issued.

“Joint Venture” means any direct or indirect joint venture or similar Person where the Company and its Subsidiaries, in the aggregate, hold 50% or less of the outstanding Equity Interests of such joint venture.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.20.

“Qualified Equity Interests” means any Equity Interests other than Disqualified Stock.

“Senior Convertible Notes” means the Borrower’s Senior Convertible Notes in the principal amount not to exceed $100,000,000, due September 15, 2026.
“Supported QFC” has the meaning assigned to it in Section 9.20.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

1.2    The following definitions in Section 1.01 of the Credit Agreement are restated as follows:

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding Senior Convertible Notes until and to the extent they are converted to Qualified Equity Interests.
“Revolving Credit Maturity Date” means September 9, 2021, or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

1.3    Section 2.09(c) of the Credit Agreement is amended by adding the following to the end thereof: “Notwithstanding anything herein to the contrary, the aggregate Revolving Commitments shall automatically reduce from $30,000,000 to $2,000,000 simultaneously with the issuance of the Senior Convertible Notes”.

1.5    Sections 2.09(e), (f) and (g) of the Credit Agreement are deleted.
1.6    Section 2.11(b) of the Credit Agreement is restated as follows:
(b)    In the event and on such occasion that the Aggregate Revolving Exposure exceeds the aggregate Revolving Commitments, the Borrowers shall prepay the Revolving Loans, and/or LC Exposure and/or Swingline Loans (or, if no such Borrowings are outstanding, deposit cash collateral in the LC Collateral Account in an aggregate amount equal to such excess, in accordance with Section 2.06(j)) by the amount of such excess. Additionally, the Borrowers shall prepay the Revolving Loans, and/or LC Exposure and/or Swingline Loans (and, after all such Borrowings are paid in full, deposit cash collateral in the LC Collateral Account in an aggregate amount equal to the LC Exposure, in accordance with Section 2.06(j)) in full with the proceeds of the Senior Convertible Notes.
1.7    Section 5.01(e) of the Credit Agreement is restated as follows:
(e)     [intentionally omitted].
1.8    Section 5.03 of the Credit Agreement is restated as follows:
SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to take any such action contemplated under this clause (a) could not reasonably be expected to result in a Material Adverse Effect; and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted on the date hereof and businesses reasonably similar, related, ancillary, complementary, synergistic or incidental thereto or otherwise related to the pet health services industry in general or any other business reasonably acceptable to the Administrative Agent.
1.9    Section 5.08(a) of the Credit Agreement is restated as follows:
(a)    The proceeds of the Loans and the Letters of Credit will be used only for working capital, capital expenditures and other general corporate purposes. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.
1.10    Section 5.14 of the Credit Agreement is restated as follows:
SECTION 5.14. Collateral; Further Assurances. On the Fourth Amendment Effective Date, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “Blocked Collateral Account”), an amount in cash equal to $2,000,000. The Blocked Collateral Account shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Borrowers shall maintain at $2,000,000 cash in the Blocked Collateral Account at all times until the Revolving Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case without any pending draw, and all LC Disbursements shall have been reimbursed. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal following an Event of Default, over the Blocked Collateral Account and the Borrowers hereby grant the Administrative Agent a security interest in the Blocked Collateral Account and all moneys or other assets on deposit therein or credited thereto pursuant to such agreements as required by the Administrative Agent. The Administrative Agent may request additional amounts to be deposited into, and maintained in, the Blocked Collateral Account up to the amount necessary to cover accrued and unpaid interest, fees, expenses and other amounts payable under the Loan Documents. Such deposits may be deposited in a money market account with the Administrative Agent subject to a control and other agreements satisfactory to the Administrative Agent and at the Borrowers’ risk and expense, and such deposits shall otherwise not bear interest. Interest or profits, if any, on such investments shall accumulate in the Blocked Collateral Account. Moneys in the Blocked Collateral Account may be applied by the Administrative Agent at any time after an Event of Default to the Secured Obligations in such order as determined by the Administrative Agent. Each Loan Party will execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions, which may be required by the Administrative Agent from time to time to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties. Other than the Blocked Collateral Account and other Collateral described above, the Administrative Agent shall release any other existing Collateral after the Fourth Amendment Effective Date.
1.11    Section 6.01 of the Credit Agreement is restated as follows:

SECTION 6.01. [Intentionally Omitted]

1.12    Section 6.02 of the Credit Agreement is restated as follows:
SECTION 6.02. Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on the Blocked Collateral Account, including all moneys on deposit therein.
1.13    Section 6.03(a) of the Credit Agreement is restated as follows:

(a)    No Change in Control shall occur.
1.14    Section 6.03(b) of the Credit Agreement is restated as follows:

(b)    No Loan Party will engage in any business other than businesses of the type conducted by the Borrowers and its Subsidiaries on the date hereof and businesses reasonably similar, related, ancillary, complementary, synergistic or incidental thereto.
1.15    The following new Sections 6.03(e) and (f) are added to the Credit Agreement:

(e) The Company will not, and will not permit any of its Subsidiaries to, consummate a Division as the Dividing Person, unless each Division Successor complies with the obligations set forth in Section 5.14 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

(f) The Loan Parties will not, nor will they permit their Subsidiaries to, sell, transfer, lease or otherwise dispose of (i) any asset or other interest in the Blocked Collateral Account, including all moneys on deposit therein, or (ii) all or substantially all of their assets.

1.16    Sections 6.04 through 6.10 of the Credit Agreement are restated as follows:

SECTION 6.04. [Intentionally Omitted]

SECTION 6.05. [Intentionally Omitted]

SECTION 6.06. [Intentionally Omitted]

SECTION 6.07. [Intentionally Omitted]

SECTION 6.08. [Intentionally Omitted]

SECTION 6.09. [Intentionally Omitted]

SECTION 6.10. [Intentionally Omitted]

1.17    Section 6.11 of the Credit Agreement is restated as follows:

SECTION 6.11. Amendment of Material Documents. No Loan Party will amend, modify or waive any of its rights under its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents to the extent any such amendment, modification or waiver would be adverse to the Lenders.

1.18    Section 6.12 of the Credit Agreement is restated as follows:

SECTION 6.12. [Intentionally Omitted]

1.19    Clause (g) of Article VII of the Credit Agreement is restated as follows:
(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (y) the Senior Convertible Notes (other than an acceleration of the maturity of the Senior Convertible Notes as a result of an event of default under the Indenture);
1.20    The following new Section 9.20 is added to the Credit Agreement:
SECTION 9.20. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S.

Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

ARTICLE 2.
REPRESENTATIONS.

In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent, that the following statements are true, correct and complete:

2.1    The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it.

2.2    This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3    After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and no Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3.
CONDITIONS PRECEDENT.

This Amendment shall be effective on or after the Fourth Amendment Effective Date when each of the following conditions is satisfied or waived by the Administrative Agent:

3.1    This Amendment shall be executed by each of the Loan Parties and the Lenders.

3.2    The Administrative Agent shall have received such other documents, and such other conditions shall be satisfied, including the final terms of the Senior Convertible Notes and all deposit account control agreements and other agreements and documents required under Section 5.14 as requested by the Administrative Agent.

Notwithstanding the above or anything else herein to the contrary, this Amendment shall not be effective if the Fourth Amendment Effective Date does not occur on or before September 20, 2019.

ARTICLE 4.
MISCELLANEOUS.

4.1    References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Agreement is a Loan Document. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document. This Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

4.2    Except as expressly amended hereby, each Loan Party agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The Loan Parties acknowledge and agree that all Secured Obligations are unconditionally owing by the Loan Parties and their applicable Subsidiaries without setoff, recoupment, defense, or counterclaim, in law or in equity, of any kind or character, and all Secured Obligations are and will continue to be secured by valid, perfected, indefeasible Liens in, among other things, the Collateral under the Loan Documents, and each of the Loan Parties reaffirms its obligations and duties under the Loan Documents and the Liens in the Collateral that it granted to Administrative Agent under the Loan Documents to secure the Secured Obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HESKA CORPORATION

By: /s/ Catherine Grassman -
Name: Catherine Grassman
Title: EVP, Chief Financial Officer

DIAMOND ANIMAL HEALTH, INC.

By:_/s/ Catherine Grassman -
Name: Catherine Grassman
Title: VP, Chief Financial Officer and Treasurer

HESKA IMAGING, LLC

By: /s/ Catherine Grassman -
Name: Catherine Grassman
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender, and as Administrative Agent, Swingline Lender and Issuing Bank

By:__/s/ Shannon M. Casey -
Name: Shannon M. Casey
Title: Authorized Signer
DETROIT 7-7705 1509454v30